Roundhill ETF Trust
(the “Trust”)

Roundhill Ether Covered Call Strategy ETF

(the “Fund”)

June 13, 2025

Supplement To the Fund’s Summary Prospectus and Prospectus

Notwithstanding anything to the contrary, effective after market close on June 30, 2025, the Ether ETF Call Options (as such term is defined in the prospectus) sold by the Fund to generate options premiums will generally have expirations of approximately one week or less. In connection therewith, the Fund will begin making weekly distribution payments to shareholders.

Prior to market close on June 30, 2025, the Ether ETF Call Options sold by the Fund to generate options premiums generally had expirations of approximately one month or less. Additionally, the Fund made monthly distribution payments to shareholders.

PLEASE RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE